Exhibit 10.5

Shareholders Voting Proxy Agreement

by and among

Zhizhe Sihai (Beijing) Technology Co., Ltd.

Jixin Huang, Zhong Shao, Liang Zhang

Yuan Zhou, Shenshen Li, Jie Bai, Dahai Li

Beijing Chuangxin Fangzhou Technology Co., Ltd.

Shenzhen Litong Industry Investment Fund Co., Ltd.

Beijing Sogou Information Services Co., Ltd.

Xiamen Siyuan Investment Management Co., Ltd.

Jinghua Jin

and

Beijing Zhizhe Tianxia Technology Co., Ltd.

July 23, 2018

TABLE OF CONTENTS

Chapter 1.	Entrustment of Shareholders’ Voting Rights and Other Rights	3
Chapter 2.	Representations and Warranties of the Parties	4
Chapter 3.	Confidentiality	5
Chapter 4.	Default	6
Chapter 5.	Force Majeure	6
Chapter 6.	Governing Law and Dispute Resolution	7
Chapter 7.	Miscellaneous	7
Exhibits:	Irrevocable Power of Attorney	17

Shareholders Voting Proxy Agreement

Shareholders Voting Proxy Agreement

This Shareholders Voting Proxy Agreement (this “Agreement”) is entered into by and among the following parties on July 23, 2018, in Beijing, the People’s Republic of China (“China” or the “PRC”).

Party A (Principals):

Yuan Zhou

ID Number: ******************

Address: ******************

Jixin Huang

ID Number: ******************

Address: ******************

Liang Zhang

ID Number: ******************

Address: ******************

Zhong Shao

ID Number: ******************

Address: ******************

Shenshen Li

ID Number: ******************

Address: ******************

Jie Bai

ID Number: ******************

Address: ******************

Dahai Li

ID Number: ******************

Address: ******************

Beijing Chuangxin Fangzhou Technology Co., Ltd.

Legal Representative: Ning Tao

Address: Room 1001-005, 10th Floor, Building 1, 3 Haidian Avenue, Haidian District

Shenzhen Litong Industry Investment Fund Co., Ltd.

Legal Representative: Yuxin Ren

Address: Room 201, Building A, 1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Commercial Secretary Limited)

Beijing Sogou Information Services Co., Ltd.

Legal Representative: Yi Zhou

Shareholders Voting Proxy Agreement

Address: Room 02, 9th Floor, Sohu Network Building, Building 9, 1 Zhongguancun East Road, Haidian District, Beijing

Xiamen Siyuan Investment Management Co., Ltd.

Legal Representative: Xuejun Xie

Address: Area B, Room 365, 859 Lianqian West Road, Siming District, Xiamen

Jinghua Jin

ID Number: ******************

Address: ******************

Party B (Proxy): Zhizhe Sihai (Beijing) Technology Co., Ltd., a wholly foreign-owned enterprise legally established and validly existing in accordance with the PRC laws, its registered address is 3-011, Workshop 1, 3rd Floor, Building 1, A5 Xueyuan Road, Haidian District, Beijing, and its legal representative is Yuan Zhou.

Party C: Beijing Zhizhe Tianxia Technology Co., Ltd., a limited liability company legally established and validly existing in accordance with the PRC laws, its registered address is 3-010, Workshop 1, 3rd Floor, Building 1, A5 Xueyuan Road, Haidian District, Beijing, and its legal representative is Yuan Zhou.

Each of Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1.	Party C is a company established in China with exclusive domestic capital;

2.

Party B, as all the shareholders of Party C, collectively holds 100% of the equity interests of Party C, of which Yuan Zhou holds 21.202%, Jixin Huang holds 7.068%, Liang Zhang holds 7.068%, Zhong Shao holds 9.965%, Shenshen Li holds 7.068%, Jie Bai holds 1.3%, Dahai Li holds 0.693%, Beijing Chuangxin Fangzhou Technology Co., Ltd. holds 18.082%, Shenzhen Litong Industry Investment Fund Co., Ltd. holds 9.663%, Beijing Sogou Information Services Co., Ltd. holds 3.136%, Xiamen Siyuan Investment Management Co., Ltd. holds 10.585%, Jinghua Jin holds 4.17%;

3.

The Parties, or some of the Parties have entered into the Exclusive Business Cooperation Agreement on November 8, 2011; the Supplemental Agreement to Exclusive Business Cooperation Agreement on December 30, 2015; the Equity Interest Pledge Agreement, the Exclusive Share Option Agreement, and the Supplemental Agreement II to Exclusive Business Cooperation Agreement on July 23, 2018 (collectively, the “Reconstruction Agreements”); Party C shall make various payments to the Proxy under such agreements. Therefore, the daily business activities of Party C shall have a material impact on its ability to pay the corresponding amounts to the Proxy, the Parties agree to enter into this Agreement to replace the Shareholders Voting Proxy Agreement executed by the Parties or some of the Parties on November 30, 2016 (the “Original Shareholders Voting Proxy Agreement”);

Shareholders Voting Proxy Agreement

4.

As the consideration for the Proxy’s obligations under the Reconstruction Agreements, each Principal agrees to grant the Proxy an irrevocable power of attorney (the “Power of Attorney”) giving the Proxy the right to vote all of their equity interests in the company (the “Equity Interests”) during the term of this Agreement;

5.	Party C acknowledges the rights and obligations of the Principals and the Proxy listed in this Agreement and shall cooperate in the execution of the Power of Attorney set out in this Agreement.

Now, therefore, through amicable negotiation, the Parties have reached the following agreements:

Chapter 1. Entrustment of Shareholders’ Voting Rights and Other Rights

1

Subject to the terms and conditions of this Agreement, the Principals hereby severally and jointly entrust and irrevocably authorize the Proxy to exercise on their respective behalf the shareholders’ voting rights and management rights over Party C, the powers and rights of the Proxy under the aforementioned entrustment include but limited to the following:

1.1	acting on behalf of the Principals to exercise voting rights as the shareholders of Party C;

1.2	acting on behalf of the Principals to exercise management rights over Party C;

1.3	acting on behalf of the Principals to exercise all other rights of shareholders stipulated in the articles of association of Party C.

2

To enable the Proxy to effectively implement and carry out the various powers and rights granted to the Proxy under Article 1 above, the Principals covenant and agree that if any law, regulation or any governmental authority requires them to issue a specific power of attorney or similar document, or go through relevant formalities for a specific entrusted matter (such as notarization of the power of attorney, etc.), they shall issue the power of attorney immediately in accordance with such requirements.

3

The Principals hereby covenant and confirm that, upon the written request of the Proxy, the Principals shall appoint such persons designated by the Proxy as the legal representative, and/or directors or other management positions of Party C.

4

The Principals hereby agree and confirm that: the Proxy has the right to issue a written notice to the Principals and delegate the various powers and rights granted to it under Article 1 above to its senior management personnel. Once receiving the aforesaid written notice of the Proxy and, when necessary, the Principals shall issue a power of attorney to such senior management personnel designated by the Proxy in accordance with the requirements in the Proxy’s written notice, and grant such personnel the same powers and rights. The Proxy shall have the right to request for revocation of the aforesaid authorization to such senior management personnel by giving a written notice to the Principals. Once receiving the aforesaid written notice from the Proxy, the Principals shall immediately revoke the authorization to such senior management personnel in accordance with the requirements of the Proxy in the written notice.

Shareholders Voting Proxy Agreement

Chapter 2. Representations and Warranties of the Parties

5	Party A and Party C severally and jointly represent and warrant to Party B as follows:

5.1

Party A is a natural person with full civil capacity or a business legal person legally established and validly existing in accordance with the PRC laws; Party C is a business legal person legally established and validly existing in accordance with the PRC laws;

5.2

Party A is the lawful owner of the Equity Interests, and other than the arrangement under the Reconstruction Agreements, there is no restriction on the voting rights or disposition rights of the Equity Interests, and none of the Equity Interests is subject to any voting trust or other agreement or arrangement for the voting of such Equity Interests or any property burden or other transfer restrictions;

5.3

Party A and Party C have taken necessary actions and obtained necessary authorizations as well as consents and approvals from third parties and government authorities (if required) for the execution, delivery, and performance of this Agreement. Party A and Party C’s execution, delivery, and performance of this Agreement will not violate the explicit provisions of laws and regulations, or any documents by which they are bound;

5.4

as of the execution date of this Agreement, there is no proceeding including litigation, arbitration, or administrative investigation, etc. against Party A or Party C or their assets that is ongoing or potential to occur in or out of the PRC regarding this Agreement or which may have material impact on this Agreement;

5.5	this Agreement constitutes Party A and Party C’s legal, valid, and binding obligations upon its effectiveness.

6	Party B represents and warrants to Party A and Party C as follows:

6.1	Party B is a business legal person legally established and validly existing in accordance with the PRC laws, has the right to own its assets and to carry on its business;

6.2

Party B has taken necessary corporate actions, obtained necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery, and performance of this Agreement. Party B’s execution, delivery, and performance of this Agreement do not violate any explicit provisions of laws and regulations, or any documents by which it is bound;

Shareholders Voting Proxy Agreement

6.3

as of the execution date of this Agreement, there is no proceeding including litigation, arbitration, or administrative investigation, etc. against Party B or its assets that is ongoing or potential occur in or out of the PRC regarding this Agreement or which may have material impact on this Agreement;

6.4	this Agreement constitutes Party B’s legal, valid and binding obligations upon its effectiveness.

Chapter 3. Confidentiality

7

This Agreement and its terms, as well as the technologies, technics, methods, specifications, designs, software, databases, trade secrets, other proprietary information, other confidential business information and technical information disclosed by one Party to other Parties pursuant to this Agreement or other provisions, shall be confidential information.

8

The Parties shall take all necessary confidentiality measures and precautions to protect the confidentiality of the confidential information. Such confidentiality measures and precautions shall be consistent with the respective measures and precautions taken by each Party to protect its own corresponding sensitive information, and shall in any case at least conform to the reasonable standards adopted by business entities to protect their own highly confidential information and trade secrets.

9	The Party receiving the confidential information shall not disclose any confidential information to any third party without the written consent of the owner of the confidential information.

10

The Party receiving the confidential information may (1) disclose the confidential information to its designated employees who need to know such information at work for the purpose of performing this Agreement, provided that it shall take all reasonable precautions (including entering into confidentiality agreements with the designated employees or including confidentiality clauses in labor agreements with designated employees) to prevent such employees from utilizing confidential information for personal benefits or disclosing confidential information without authorization to third parties; (2) disclose the confidential information to lawyers, accountants and other intermediaries who must know the confidential information to provide professional assistance, but shall ensure such intermediaries are also subject to confidentiality obligations similar to those set forth in this Article. Any disclosure by the staff or agencies engaged by any Party shall be deemed as the disclosure of such Party, and such Party shall be liable for breach of contract in accordance with this Agreement.

11

The following circumstances shall not be deemed as breach of confidentiality obligation: (1) the confidential information is already known to other Party(ies) at the time of disclosure; (2) the confidential information is lawfully obtained by other Party(ies) from a third party without breaching its confidentiality obligation; (3) the confidential information has become known to the public without the fault of other Party(ies); (4) the confidential information is independently developed by other Party(ies) without direct or indirect use of such confidential information; or (5) the confidential information is required to be disclosed pursuant to relevant laws, regulations, litigation proceedings or judicial orders, any applicable stock exchange rules or regulations, or governmental decisions or orders.

Shareholders Voting Proxy Agreement

12	This Chapter shall remain in force regardless of whether this Agreement is amended, dissolved, or terminated.

Chapter 4. Default

13	Any of the following circumstances of a Party shall constitute a default:

13.1	failure to perform, fully perform or perform its responsibilities or obligations as stipulated in this Agreement;

13.2	any representation and warranty constitute a material misrepresentation in any respect;

13.3	other violations of this Agreement.

14	Upon the default by any Party, the Party shall remedy the default within thirty (30) days.

15

The breaching Party shall indemnify the related Parties for any expense, liability or loss incurred by such Parties or their directors, senior management presonnel, senior employees or employees, etc. due to the breaching Party’s default, to hold such Parties harmless.

16	The rights and remedies set forth in this Chapter are cumulative and shall not exclude other rights or remedies provided by other terms of this Agreement and laws and regulations.

17

The waiver to the breach of the breaching Party is valid only if it is made in writing; no failure or delay by a Party in exercising any of its rights or remedies under this Agreement shall constitute a waiver of such Party; the partial exercise of a right or remedy by a Party shall not preclude the exercise of any other right or remedy.

18	This Chapter shall remain in force regardless of whether this Agreement is amended, dissolved, or terminated.

Chapter 5. Force Majeure

19

“Force Majeure” shall refer to unforeseeable, unavoidable, and insurmountable events, including but not limited to, earthquakes, typhoons, floods, fires, wars, riots, strikes, changes of laws and regulations, actions of governments, etc.

20	Failure of any Party to perform its obligations under this Agreement due to the direct impact of Force Majeure shall not constitute a default provided that:

20.1	the failure of the Party to perform its obligations under this Agreement is a direct result of Force Majeure;

Shareholders Voting Proxy Agreement

20.2	the Party has used commercial reasonable efforts to perform its obligations under this Agreement, and taken necessary actions to reduce the losses of other Parties due to such Force Majeure;

20.3

upon the occurrence of Force Majeure events, the Party affected has promptly notified other Parties in writing, and provided related written materials and documents evidencing such events within fifteen (15) days after the occurrence, including statements explaining the reasons for such delay of or partial performance of this Agreement.

21

In the event of Force Majeure, the Parties shall decide whether to amend or terminate this Agreement and whether to partially or fully release the affected Party from its responsibilities and obligations under this Agreement based on the impact of the event on the performance of this Agreement.

Chapter 6. Governing Law and Dispute Resolution

22	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

23

Any Party may submit any dispute arising out of this Agreement to the China International Economic and Trade Arbitration Commission for arbitration in Chinese in accordance with then effective arbitration rules of such arbitration commission in Beijing.

24

The arbitration award shall be final and legally binding on all Parties. The Parties agree to be bound thereby and shall act accordingly. Unless otherwise determined by the tribunal, the losing Party shall pay all relevant expenses and costs in relation to the arbitration.

25

During the pending arbitration, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

26	This Chapter shall remain in force regardless of whether this Agreement is amended, dissolved, or terminated.

Chapter 7. Miscellaneous

27	This Agreement shall take effect as of the execution date. The term of the rights granted to the Proxy under this Agreement is the same as the term of the Reconstruction Agreements.

28	This Agreement shall be binding on the Parties’ respective successors and permitted assignees.

29

The Parties may amend or supplement this Agreement in writing. Any amendments and supplemental agreements executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have the same legal effect as this Agreement.

Shareholders Voting Proxy Agreement

30	The PRC laws shall prevail in the event of any conflicts between this Agreement, its amendments and supplemental agreements, and the PRC laws.

31

The failure or delay of the Proxy to exercise any right, power or remedy under this Agreement does not affect such right, power or remedy, or constitutes a waiver of the right, power, or remedy. No separate or partial exercise of such right, power or remedy shall preclude any further exercise of such right, power or remedy, or the exercise of any other right, power or remedy. If any provision of this Agreement becomes illegal, invalid, or unenforceable in any respect under the law of any jurisdiction at any time, the legality, validity, and enforceability of such provision under the law of any other jurisdictions and the legality, validity, and enforceability of other provisions of this Agreement shall not be affected or weakened.

32

In the event that one or several provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

33	This Agreement is written in Chinese. The original agreement may be made in one or more counterparts as needed, and each counterpart shall have the same legal effect.

34

As of the effective date of this Agreement, the Original Shareholders Voting Proxy Agreement shall terminate, and all rights and obligations of the Parties specified in the Original Shareholders Voting Proxy Agreement shall terminate accordingly simultaneously. The Parties hereto shall perform their respective rights and obligations in accordance with the provisions hereof.

(Remainder of the Page Intentionally Left Blank, Signature Pages to Follow)

Shareholders Voting Proxy Agreement

Signature Page to Shareholders Voting Proxy Agreement

Party A:

Yuan Zhou By: /s/ Yuan Zhou	Jixin Huang By: /s/ Jixin Huang

Liang Zhang By: /s/ Liang Zhang	Zhong Shao By: /s/ Zhong Shao

Shenshen Li By: /s/ Shenshen Li	Jie Bai By: /s/ Jie Bai

Dahai Li By: /s/ Dahai Li

Shareholders Voting Proxy Agreement

Signature Page to Shareholders Voting Proxy Agreement

Party A:

Beijing Chuangxin Fangzhou Technology Co., Ltd.
(Company Seal)

By: /s/ Ning Tao
Name: Ning Tao
Title: Legal Representative

Shareholders Voting Proxy Agreement

Signature Page to Shareholders Voting Proxy Agreement

Party A:

Shenzhen Litong Industry Investment Fund Co., Ltd.
(Company Seal)
By: /s/ Yuxin Ren
Name: Yuxin Ren
Title: Legal Representative

Shareholders Voting Proxy Agreement

Signature Page to Shareholders Voting Proxy Agreement

Party A:

Beijing Sogou Information Services Co., Ltd.
(Company Seal)

By: /s/ Yi Zhou
Name: Yi Zhou
Title: Legal Representative

Shareholders Voting Proxy Agreement

Signature Page to Shareholders Voting Proxy Agreement

Party A:

Xiamen Siyuan Investment Management Co., Ltd.
(Company Seal)
By: /s/ Xuejun Xie
Name: Xuejun Xie
Title: Legal Representative

Shareholders Voting Proxy Agreement

Signature Page to Shareholders Voting Proxy Agreement

Party A:

Jinghua Jin By: /s/ Jinghua Jin

Shareholders Voting Proxy Agreement

Signature Page to Shareholders Voting Proxy Agreement

Party B:

Zhizhe Sihai (Beijing) Technology Co., Ltd.
(Company Seal)

By: /s/ Yuan Zhou
Name: Yuan Zhou
Title: Legal Representative

Shareholders Voting Proxy Agreement

Signature Page to Shareholders Voting Proxy Agreement

Party C:

Beijing Zhizhe Tianxia Technology Co., Ltd.
(Company Seal)

By: /s/ Yuan Zhou
Name: Yuan Zhou
Title: Authorized Signatory

Shareholders Voting Proxy Agreement

Exhibits: Irrevocable Power of Attorney

Shareholders Voting Proxy Agreement

Power of Attorney

I, Yuan Zhou, a citizen of the People’s Republic of China, whose Identification Card No. is ******************, and a holder of 21.202% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“My Shareholding”). With respect to My Shareholding, I hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all matters concerning My Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of My Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management personnel of Beijing Zhizhe as my authorized agent.

Within the scope of authorization, the WFOE shall have the power to, on behalf of myself, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (I, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with me as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by myself. I hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying me or obtaining my consent in advance.

During the period that I am a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney shall be binding on all my agents, assignees, and successors.

By: /s/ Yuan Zhou Name: Yuan Zhou July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

I, Jixin Huang, a citizen of the People’s Republic of China, whose Identification Card No. is ******************, and a holder of 7.068% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“My Shareholding”). With respect to My Shareholding, I hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all matters concerning My Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of My Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management personnel of Beijing Zhizhe as my authorized agent.

Within the scope of authorization, the WFOE shall have the power to, on behalf of myself, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (I, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with me as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by myself. I hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying me or obtaining my consent in advance.

During the period that I am a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney shall be binding on all my agents, assignees, and successors.

By: /s/ Jixing Huang Name: Jixing Hunag July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

I, Liang Zhang, a citizen of the People’s Republic of China, whose Identification Card No. is ******************, and a holder of 7.068% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“My Shareholding”). With respect to My Shareholding, I hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all matters concerning My Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of My Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management personnel of Beijing Zhizhe as my authorized agent.

Within the scope of authorization, the WFOE shall have the power to, on behalf of myself, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (I, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with me as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by myself. I hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying me or obtaining my consent in advance.

During the period that I am a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney shall be binding on all my agents, assignees, and successors.

By: /s/ Liang Zhang Name: Liang Zhang July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

I, Zhong Shao, a citizen of the People’s Republic of China, whose Identification Card No. is ****************, and a holder of 9.965% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“My Shareholding”). With respect to My Shareholding, I hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all matters concerning My Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of My Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management personnel of Beijing Zhizhe as my authorized agent.

Within the scope of authorization, the WFOE shall have the power to, on behalf of myself, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (I, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with me as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by myself. I hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying me or obtaining my consent in advance.

During the period that I am a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney shall be binding on all my agents, assignees, and successors.

By: /s/ Zhong Shao Name: Zhong Shao July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

I, Shenshen Li, a citizen of the People’s Republic of China, whose Identification Card No. is ********************, and a holder of 7.068% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“My Shareholding”). With respect to My Shareholding, I hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all matters concerning My Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of My Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management personnel of Beijing Zhizhe as my authorized agent.

Within the scope of authorization, the WFOE shall have the power to, on behalf of myself, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (I, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with me as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by myself. I hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying me or obtaining my consent in advance.

During the period that I am a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney shall be binding on all my agents, assignees, and successors.

By: /s/ Shenshen Li Name: Shenshen Li July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

I, Jie Bai, a citizen of the People’s Republic of China, whose Identification Card No. is ****************, and a holder of 1.3% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“My Shareholding”). With respect to My Shareholding, I hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all matters concerning My Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of My Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management personnel of Beijing Zhizhe as my authorized agent.

Within the scope of authorization, the WFOE shall have the power to, on behalf of myself, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (I, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with me as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by myself. I hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying me or obtaining my consent in advance.

During the period that I am a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney shall be binding on all my agents, assignees, and successors.

By: /s/ Jie Bai Name: Jie Bai July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

I, Dahai Li, a citizen of the People’s Republic of China, whose Identification Card No. is ****************, and a holder of 0.693% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“My Shareholding”). With respect to My Shareholding, I hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all matters concerning My Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of My Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management personnel of Beijing Zhizhe as my authorized agent.

Within the scope of authorization, the WFOE shall have the power to, on behalf of myself, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (I, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with me as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by myself. I hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying me or obtaining my consent in advance.

During the period that I am a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney shall be binding on all my agents, assignees, and successors.

By: /s/ Dahai Li Name: Dahai Li July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

Our company, Beijing Chuangxin Fangzhou Technology Co., Ltd., a limited liability company established in People’s Republic of China with registered address at Room 1001-005, 10th Floor, Building 1, 3 Haidian Avenue, Haidian District, Beijing, and a holder of 18.082% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“Our Company’s Shareholding”). With respect to Our Company’s Shareholding, our company hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as our company’s sole and exclusive agent and attorney, to act on behalf of our company with respect to all matters concerning Our Company’s Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that our company is entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of Our Company’s Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management members of Beijing Zhizhe as the authorized agent of our company.

Within the scope of authorization, the WFOE shall have the power to, on behalf of our company, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (our company, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with our company as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with Our Company’s Shareholding conducted by the WFOE shall be deemed as our company’s own actions, and all the documents related to Our Company’s Shareholding executed by the WFOE shall be deemed to be executed by our company. Our company hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying our company or obtaining our company’s consent in advance.

During the period that our company is a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, our company hereby waive all the rights associated with Our Company’s Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by our company.

Shareholders Voting Proxy Agreement

This Power of Attorney shall be binding on all our company’s agents, assignees, and successors.

Beijing Chuangxin Fangzhou Technology Co., Ltd. /s/ Beijing Chuangxin Fangzhou Technology Co., Ltd. July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

Our company, Shenzhen Litong Industry Investment Fund Co., Ltd., a limited liability company established in People’s Republic of China with registered address at Room 201, Building A, 1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Commercial Secretary Limited), and a holder of 9.663% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“Our Company’s Shareholding”). With respect to Our Company’s Shareholding, our company hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as our company’s sole and exclusive agent and attorney, to act on behalf of our company with respect to all matters concerning Our Company’s Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that our company is entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of Our Company’s Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management members of Beijing Zhizhe as the authorized agent of our company.

Within the scope of authorization, the WFOE shall have the power to, on behalf of our company, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (our company, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with our company as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with Our Company’s Shareholding conducted by the WFOE shall be deemed as our company’s own actions, and all the documents related to Our Company’s Shareholding executed by the WFOE shall be deemed to be executed by our company. Our company hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying our company or obtaining our company’s consent in advance.

During the period that our company is a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, our company hereby waive all the rights associated with Our Company’s Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by our company.

Shareholders Voting Proxy Agreement

This Power of Attorney shall be binding on all our company’s agents, assignees, and successors.

Shenzhen Litong Industry Investment Fund Co., Ltd. /s/ Shenzhen Litong Industry Investment Fund Co., Ltd. July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

Our company, Beijing Sogou Information Services Co., Ltd., a limited liability company established in People’s Republic of China with registered address at Room 02, 9th Floor, Sohu Network Building, Building 9, 1 Zhongguancun East Road, Haidian District, Beijing, and a holder of 3.136% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“Our Company’s Shareholding”). With respect to Our Company’s Shareholding, our company hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as our company’s sole and exclusive agent and attorney, to act on behalf of our company with respect to all matters concerning Our Company’s Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that our company is entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of Our Company’s Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management members of Beijing Zhizhe as the authorized agent of our company.

Within the scope of authorization, the WFOE shall have the power to, on behalf of our company, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (our company, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with our company as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with Our Company’s Shareholding conducted by the WFOE shall be deemed as our company’s own actions, and all the documents related to Our Company’s Shareholding executed by the WFOE shall be deemed to be executed by our company. Our company hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying our company or obtaining our company’s consent in advance.

During the period that our company is a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, our company hereby waive all the rights associated with Our Company’s Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by our company.

Shareholders Voting Proxy Agreement

This Power of Attorney shall be binding on all our company’s agents, assignees, and successors.

Beijing Sogou Information Services Co., Ltd. /s/ Beijing Sogou Information Services Co., Ltd. July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

Our company, Xiamen Siyuan Investment Management Co., Ltd., a limited liability company established in People’s Republic of China with registered address at Area B, Room 365, 859 Lianqian West Road, Siming District, Xiamen, and a holder of 10.585% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“Our Company’s Shareholding”). With respect to Our Company’s Shareholding, our company hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as our company’s sole and exclusive agent and attorney, to act on behalf of our company with respect to all matters concerning Our Company’s Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that our company is entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of Our Company’s Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management members of Beijing Zhizhe as the authorized agent of our company.

Within the scope of authorization, the WFOE shall have the power to, on behalf of our company, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (our company, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with our company as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with Our Company’s Shareholding conducted by the WFOE shall be deemed as our company’s own actions, and all the documents related to Our Company’s Shareholding executed by the WFOE shall be deemed to be executed by our company. Our company hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying our company or obtaining our company’s consent in advance.

During the period that our company is a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, our company hereby waive all the rights associated with Our Company’s Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by our company.

Shareholders Voting Proxy Agreement

This Power of Attorney shall be binding on all our company’s agents, assignees, and successors.

Xiamen Siyuan Investment Management Co., Ltd. /s/ Xiamen Siyuan Investment Management Co., Ltd. July 23, 2018

Shareholders Voting Proxy Agreement

Power of Attorney

I, Jinghua Jin, a citizen of the People’s Republic of China, whose Identification Card No. is ****************, and a holder of 4.17% of the equity interests of Beijing Zhizhe Tianxia Technology Co., Ltd. (“Beijing Zhizhe”) (“My Shareholding”). With respect to My Shareholding, I hereby irrevocably authorize Zhizhe Sihai (Beijing) Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is hereby authorized, as my sole and exclusive agent and attorney, to act on behalf of myself with respect to all matters concerning My Shareholding to exercise the following rights, including without limitation to: (1) attending shareholders’ meetings; (2) exercising all of the shareholder’s rights and shareholder’s voting rights that I am entitled to under the laws and the articles of association of Beijing Zhizhe, including without limitation selling, transferring, pledging or disposing of My Shareholding in part or in whole; and (3) designating and appointing the legal representative, chairman, directors, supervisors, general managers and other senior management personnel of Beijing Zhizhe as my authorized agent.

Within the scope of authorization, the WFOE shall have the power to, on behalf of myself, execute the transfer agreement covenanted in the Exclusive Share Option Agreement (I, being a contracting party as requested), and perform the Equity Interest Pledge Agreement and the Exclusive Business Cooperation Agreement, which are executed on the same date as this Power of Attorney and with me as a party thereto, the exercise of such right shall not create any restrictions on this authorization.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by myself. I hereby acknowledge and ratify such actions and/or documents.

The WFOE has the right to re-authorize and may entrust any other person or entity to handle the above matters without notifying me or obtaining my consent in advance.

During the period that I am a shareholder of Beijing Zhizhe, this Power of Attorney shall be irrevocable and continuously effective and valid from the execution date of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to the WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney shall be binding on all my agents, assignees, and successors.

By: /s/ Jinghua Jin Name: Jinghua Jin July 23, 2018